EXHIBIT 99.1


                           JOINT FILING AGREEMENT

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.


Dated:  March 19, 2004

                                       NEW MOUNTAIN GP, LLC

                                       By:   /s/ Steven B. Klinsky
                                          ------------------------------------
                                            Steven B. Klinsky
                                            Member


                                       NEW MOUNTAIN INVESTMENTS, L.P.

                                       By:New Mountain GP, LLC,
                                            its general partner


                                       By:   /s/ Steven B. Klinsky
                                          ------------------------------------
                                            Steven B. Klinsky
                                            Member




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                                       NEW MOUNTAIN PARTNERS, L.P.

                                       By:New Mountain Investments, L.P.,
                                            its general partner

                                       By:New Mountain GP, LLC
                                            its general partner

                                       By:   /s/ Steven B. Klinsky
                                          ------------------------------------
                                            Steven B. Klinsky
                                            Member


                                       NEW MOUNTAIN AFFILIATED INVESTORS, L.P.

                                       By:New Mountain GP, LLC,
                                            its general partner


                                       By:   /s/ Steven B. Klinsky
                                          ------------------------------------
                                            Steven B. Klinsky
                                            Member



                                       By: /s/ Steven B. Klinsky
                                          ------------------------------------
                                            Steven B. Klinsky